Exhibit 10.6

AMENDMENT NO. 1

TO THE AIRBUS A350-900XWB PURCHASE AGREEMENT

dated as of March 5, 2010

between

AIRBUS S.A.S.

and

UNITED AIR LINES, INC.

This Amendment No. 1 (hereinafter referred to as the “Amendment”) is entered into as of June 25th, 2010 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the “Seller”), and UNITED AIR LINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 77 West Wacker Drive, Chicago, Illinois 60601 (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into the AIRBUS A350-900XWB Purchase Agreement, dated as of March 5, 2010 (which agreement as previously amended and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the “Agreement”), which Agreement relates to the sale by the Seller and the purchase by the Buyer of certain Airbus A350-900XWB model aircraft (the “Aircraft”), and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement.

CT0900252 – United Air Lines, Inc. – A350-900XWB Purchase Agreement – Amendment No.1	AM1-1

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

1.	WARRANTIES AND SERVICE LIFE POLICY

Letter Agreement No. 13 of the Agreement is amended as follows.

1.1	Warranty Periods

Paragraph 12.1.3 of Letter Agreement No. 13 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

12.1.3     Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

UNQUOTE

1.2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Paragraph 12.2.3 of Letter Agreement No. 13 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

12.2.3	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Any part or Item or part that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished to the Buyer at [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which will be determined in accordance with the following formula:

CT0900252 – United Air Lines, Inc. – A350-900XWB Purchase Agreement – Amendment No.1	AM1-2

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

UNQUOTE

1.3	Formatting Clarification

For clarification purposes, Paragraphs 12.1.4, 12.1.6, 12.1.7 (i), 12.1.7 (iii), 12.1.7 (vi), 12.1.7 (viii), 12.1.8 (ii), 12.1.8 (iv), 12.1.8 (vi), 12.1.9, 12.2.2, 12.2.4.1, 12.2.4.2, 12.2.4.3, 12.2.4.4, 12.3.1, 12.4.3, 12.4.5 and 12.8 of Letter Agreement No. 13 of the Agreement which appear in all upper case are hereby deemed, and are henceforth treated and understood by the parties, to appear in lower case (except where the context would indicate otherwise, such as the first letters of sentences or defined terms, and so on).

2.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Paragraph 5 of Letter Agreement No. 3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

UNQUOTE

3.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

CT0900252 – United Air Lines, Inc. – A350-900XWB Purchase Agreement – Amendment No.1	AM1-3

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

4.	ASSIGNMENT

This Amendment and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

5.	CONFIDENTIALITY

This Amendment is subject to the terms and conditions of Clause 22.10 of the Agreement.

6.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT0900252 – United Air Lines, Inc. – A350-900XWB Purchase Agreement – Amendment No.1	AM1-4

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Agreed and Accepted,		Agreed and Accepted,

UNITED AIR LINES, INC.		AIRBUS S.A.S.

By:	/s/ Kathryn A. Mikells	By:	/s/ Christophe Mourey

Its:	Kathryn A. Mikells	Its:	Christophe Mourey
	Executive Vice President & Chief Financial Officer		Senior Vice President Contracts

	Date: 6/25/2010		Date: 6/25/2010

CT0900252 – United Air Lines, Inc. – A350-900XWB Purchase Agreement – Amendment No.1	AM1-5

AIRBUS S.A.S. & UNITED AIR LINES, INC. – PROPRIETARY AND CONFIDENTIAL